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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)     February 24, 1998
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                                STAR BUFFET, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-23099                    84-14307896
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


       440 Lawndale Drive, Salt Lake City, Utah         84115-2917
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       (Address of Principal Executive Offices)         (Zip Code)


     Registrant's telephone number, including area code     (801) 463-5500
                                                        ------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

        On February 24, 1998, pursuant to the terms of an Asset Purchase Agreement dated February 10, 1998 (the "Purchase Agreement"), Star Buffet, Inc., a Delaware corporation (the "Company"), through its wholly-owned subsidiary Summit Family Restaurants Inc. ("Summit"), acquired substantially all of the assets of twelve JB's Restaurants for $4,265,000 in cash from JB's Restaurants, Inc., a wholly-owned subsidiary of CKE Restaurants, Inc. ("JB's"). The restaurants are located in Arizona, Montana, New Mexico, Utah and Wyoming. CKE Restaurants, Inc. owns approximately 36.7% of the outstanding Common Stock of the Company.

        In connection with the Purchase Agreement, Summit and JB's entered into franchise agreements for each of the purchased restaurants pursuant to which JB's granted to Summit the right to use the intangible property rights of JB's. Summit paid to JB's cash in the amount of $485,000 to satisfy all royalty payments due under all of the franchise agreements through the first anniversary of the closing of the transaction. The Company currently plans to convert restaurants in Utah and Arizona to the Company's newly developed reduced size buffet restaurant.

        As a result of the transaction, the Company, through its subsidiaries, operates seven JJ North's Grand Buffet restaurants, two Casa Bonita Mexican theme restaurants, 16 franchised HomeTown Buffet restaurants and 12 JB's restaurants.

        Statements that are not historical facts contained herein are forward looking statements that involve risks and uncertainties, and actual results could vary materially from the descriptions contained herein due to many factors, including, but not limited to, product demand and market acceptance risks; the effect of economic conditions; the impact of competitive products and pricing; the results of financing efforts and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired. The financial statements of the acquired business, if required by Item 7(a), will be filed by amendment not later than 60 days after the date on which this report on Form 8-K must be filed.

        (b) Pro Forma Financial Information. The pro forma financial information relative to the acquired business, if required by Item 7(b), will be filed by amendment not later than 60 days after the date on which this report on Form 8-K must be filed.

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        (c)  Exhibits.

Exhibit
Number
------
   2.1  Asset Purchase Agreement with JB's Restaurants, Inc., dated as of
        February 10, 1998.(1)

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(1) Schedules omitted. The Registrant shall furnish supplementally to the
    Securities and Exchange Commission a copy of any omitted schedule upon request.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STAR BUFFET, INC.


Date:  March 6, 1998                        By:    /s/ Theodore Abajian
                                                --------------------------------
                                                Theodore Abajian
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                                         Sequentially
Number     Description                                                          Numbered Page
------     -----------                                                          -------------
  2.1      Asset Purchase Agreement with JB's Restaurants, Inc., dated as of
           February 10, 1998.(1)

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(1) Schedules omitted. The Registrant shall furnish supplementally to the
    Securities and Exchange Commission a copy of any omitted schedule upon request.